                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2000

                               webMethods, Inc.
                 --------------------------------------------
            (Exact name of registrant as specified in its charter)

DELAWARE                        00-115681               54-1807654
---------------------------     ---------------------   ----------
(State of other jurisdiction    (Commission File        (IRS Employer
of incorporation)               Number)                 Identification Number)

3939 PENDER DRIVE
FAIRFAX, VIRGINIA               22030
----------------------------    ---------
(Address of principal           (Zip Code)
executive offices)

Registrant's telephone number, including area code:           (703) 460-2500
                                                              ------------------



        -------------------------------------------------------------
        (Former name or former address, if changed since last report)


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Item 5.  Other Events


Post-Merger Unaudited Consolidated Quarterly Financial Results

On August 15, 2000, Wolf Acquisition, Inc., a Delaware corporation and a newly formed and wholly owned subsidiary of webMethods, Inc. (the "Company" or "Registrant") merged into Active Software, Inc. ("Active"). As a result of the Merger, the separate corporate existence of Wolf Acquisition, Inc. ceased with Active surviving as a wholly owned subsidiary of the Company and the Company and Active began operating as a combined company.

The attached unaudited balance sheet and income statement information contains the unaudited quarterly financial results of the combined company for the quarter ended September 30, 2000 and unaudited quarterly financial results of the Company for the quarters ended June 30, 1999 through June 30, 2000 that have been restated to reflect combined operations of the Company and Active as if the merger had occured on April 1, 1999.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              A list of exhibits filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits and is incorporated herein by reference.



                     Signatures Appear on Following Page

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    webMethods, Inc.


                                    By:      /s/ Mary Dridi
                                             ----------------------------------
                                             Chief Financial Officer


Dated:        October 30, 2000




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                              INDEX TO EXHIBITS



Exhibit Number                 Exhibit
--------------                 -------
2.1*                           Agreement and Plan of Merger, dated as of May
                               20, 2000, by and among webMethods, Inc., Wolf
                               Acquisition, Inc. and Active Software, Inc.

3.1** Certificate of Amendment of the Fifth Amended and Restated Certificate of Incorporation of webMethods, Inc.

4.1**                          Second Amended and Restated Investor Rights
                               Agreement

27                             Financial Data Schedule

99.1                           Unaudited Quarterly Financial Information of the
                               Combined Company

* Incorporated by reference to the Registrant's Registration Statement on Form S-4, as amended (File No. 333-39572).
http://www.sec.gov/Archives/edgar/data/1035096/0000950133-00-002628.txt

** Incorporated by reference to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-91309).
http://www.sec.gov/Archives/edgar/data/1035096/0000950133-99-003716.txt